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                                                                    EXHIBIT 10.1


                 AMENDMENT NUMBER ONE TO AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


      This AMENDMENT NUMBER ONE TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of April 29, 2003, is entered into among DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Parent"), and UGG Holdings, Inc., a California corporation ("UGG")(collectively, referred to herein as "Borrowers" and individually as a "Borrower"), on the one hand, and COMERICA BANK-CALIFORNIA, a California banking corporation ("Comerica"), on the other hand, with reference to the following facts:

      A. Borrowers and Comerica entered into that certain Amended and Restated Revolving Credit Agreement, dated as of November 25, 2002 (the "Agreement");

      B. Borrowers and Comerica desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

      1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

      2. Amendments to Section 1.1: Definitions.

            (a) The defined term "Consolidated Effective Tangible Net Worth" is deleted in its entirety and replaced with the following:

                        "Consolidated Effective Tangible Net Worth" means, as of
            the date of determination, the result of (a) the sum of (i) Borrowers' and Subsidiaries consolidated total stockholder's equity, and (ii) Subordinate Debt, minus (b) the sum of (i) all Intangible Assets of Borrowers and Subsidiaries, and (ii) all amounts due to Borrowers from Affiliates (other than Subsidiaries).

            (b) The defined term "Revolving Loans Maturity Date" is deleted in its entirety and replaced with the following:

                        "Revolving Loans Maturity Date" means June 1, 2005.

      3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:


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            (a) Comerica shall have received this Amendment, duly executed by the Borrowers and Comerica;

            (b) Comerica shall have received that certain Amendment Number One to Senior Subordination Agreement, dated as of even date herewith
("Subordination Agreement (Peninsula) Amendment"), duly executed by the Borrowers, Comerica and The Peninsula Fund III Limited Partnership, a Delaware limited partnership;

            (c) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and

            (d) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

      4. Representations and Warranties. In order to induce Comerica to enter into this Amendment, Borrowers hereby represent and warrant to Comerica that:

            (a) No Event of Default or Unmatured Event of Default is continuing;

            (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

            (c) This Amendment has been duly executed and delivered by the Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of the Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

      5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

      6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.


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      7. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

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      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                    DECKERS OUTDOOR CORPORATION,
                                    a Delaware corporation


                                    By:    /s/ M. Scott Ash
                                           -------------------------------------
                                    Name:  M. Scott Ash
                                    Title: Chief Financial Officer


                                    UGG HOLDINGS, INC.,
                                    a California corporation


                                    By:    /s/ M. Scott Ash
                                           -------------------------------------
                                    Name:  M. Scott Ash
                                    Title: Chief Financial Officer


                                    COMERICA BANK - CALIFORNIA,
                                    a California banking corporation


                                    By:    /s/ Jason D. Brown
                                           -------------------------------------
                                    Name:  Jason D. Brown
                                    Title: Vice President


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